UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
OCEANEERING INTERNATIONAL, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ADDITIONAL INFORMATION REGARDING THE ANNUAL
MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2020

The following materials relate to the Notice of Annual Meeting and Proxy Statement for the 2020 Annual Meeting of Shareholders (the “Proxy Statement”) of Oceaneering International, Inc. (“Oceaneering”), dated March 27, 2020, furnished to shareholders of Oceaneering in connection with the solicitation of proxies by the Board of Directors of Oceaneering for use at the Annual Meeting of Shareholders scheduled to be held on Friday, May 8, 2020.
These materials, which describe a change in the location of the Annual Meeting from an in-person to a virtual-only meeting, should be read in conjunction with the Proxy Statement.
These definitive additional materials are being filed with the U.S. Securities and Exchange Commission and are being made available to Oceaneering’s shareholders on or about April 13, 2020.
PLEASE READ THESE MATERIALS CAREFULLY IN CONJUNCTION WITH THE PROXY STATEMENT AND OTHER PROXY MATERIALS PROVIDED BY OCEANEERING.

OCEANEERING INTERNATIONAL, INC.
11911 FM 529, Houston, Texas 77041-3000

NOTICE OF CHANGE OF LOCATION TO A VIRTUAL-ONLY 2020 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Oceaneering International, Inc.:
In the interest of the health and safety of our shareholders, directors, officers, employees and other meeting participants, and in light of developments regarding the coronavirus (COVID-19) pandemic and recent guidance from the Centers for Disease Control and Prevention, the World Health Organization, and U.S. federal, state and local public health authorities, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Oceaneering International, Inc. (“Oceaneering”) now will be held by remote communication in a virtual-only format via an audio webcast. Shareholders will not be able to attend the Annual Meeting in person. The previously announced date and time of the meeting (May 8, 2020 at 8:30 a.m., Central Daylight Saving Time) has not changed. The items of business are the same as set forth in the Notice of Annual Meeting and Proxy Statement for the Annual Meeting of Shareholders (the “Proxy Statement”) previously mailed or made available to shareholders. The format of the virtual meeting has been designed to ensure that shareholders who attend the meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. All of Oceaneering’s directors are currently expected to attend the meeting via the webcast. Oceaneering currently expects future annual meetings of its shareholders to be held in person. More details are provided below.
Oceaneering Virtual Annual Shareholders Meeting

Date:	May 8, 2020
Time:	8:30 a.m., Central Daylight Saving Time
Webcast Link:	www.virtualshareholdermeeting.com/OII2020
Attending the Virtual Annual Meeting
To attend the virtual Annual Meeting, log in at www.virtualshareholdermeeting.com/OII2020. Shareholders of record as of the close of business on March 20, 2020 will need to enter, when prompted, their unique control numbers, which appear on their proxy cards (printed in the box and marked by the arrow). Those without a control number may attend the virtual Annual Meeting by registering, when prompted, as guests, but they will not have the option to vote their shares or ask questions during the Annual Meeting.
Voting Matters
None of the agenda items presented in the Proxy Statement are affected by the change to the virtual-only meeting format. The proxy card and voting instruction form previously distributed with the Proxy Statement will not be updated to reflect the change to a virtual-only meeting and may continue to be used to vote shares in connection with the Annual Meeting. If you have already voted by proxy, you do not need to take any action unless you wish to change your vote. Validly completed proxies and voting instruction forms already returned for use at the Annual Meeting will remain valid and will be voted at the Annual Meeting unless revoked. Shares represented by validly completed proxies or voting instruction forms timely returned before the Annual Meeting will be voted with respect to all other matters properly brought before the Annual Meeting as instructed thereon.

Information regarding how to vote your shares, or revoke your proxy or voting instructions, is available beginning on page 1 of the Proxy Statement for the Annual Meeting. The following summarizes the methods by which you may vote:
Voting by Mail - You may sign, date and return your proxy card in the pre-addressed, postage-paid envelope provided. If you return your proxy card without indicating how you want to vote, the designated proxies will vote as recommended by our Board.
Voting by Telephone - If you are a shareholder of record, you may vote by proxy by using the toll-free number listed on your proxy card.
Voting via the Internet - If you are a shareholder of record, you may vote in advance of the meeting at www.proxyvote.com. Whether or not you choose to vote in advance, you may cast or change your vote by logging into and voting at the virtual meeting by following the instructions available on the meeting website during the meeting. However, even if you plan to participate in the Annual Meeting via the webcast, we recommend that you also vote by proxy as described in the Notice and Proxy Statement, so that your votes will be counted if you later decide not to participate in the meeting.
Submitting Questions at the Annual Meeting.
In connection with the Annual Meeting, Oceaneering will hold a live Q&A session, during which its management intends to answer any questions submitted by shareholders of record during the meeting, in accordance with the Rules of Conduct for the meeting, which are pertinent to the meeting matters, as time permits. Shareholders may submit questions in writing during the meeting at www.virtualshareholdermeeting.com/OII2020. Shareholders will need their unique control numbers, which appear on their proxy cards (printed in the box and marked by the arrow). If there are questions pertinent to meeting matters that cannot be answered due to time constraints, our management will post answers to a representative set of such questions that are not addressed during the meeting as promptly as practicable following the meeting on our website at www.oceaneering.com under the links “Investor Relations”-“Governance.” Those questions and answers will be available until we file our proxy statement for our 2021 Annual Meeting of Shareholders.
Technical Difficulties
Oceaneering will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live audio webcast. Online access to the audio webcast will open approximately 30 minutes prior to the start of the meeting to allow time for shareholders to log in and test the audio system. Oceaneering encourages shareholders to access the webcast prior to the start of the Annual Meeting, so that any technical difficulties may be addressed before the Annual Meeting live audio webcast begins.
Other Information
A list of shareholders entitled to vote at the Annual Meeting, which is ordinarily available for inspection at a physical annual meeting of shareholders, will be available for inspection during the Annual Meeting by any shareholder registered as a participant through the webcast during the Annual Meeting. In addition, the Rules of Conduct referenced above will be available for review by participants and guests during the webcast.

By Order of the Board of Directors,

David K. Lawrence Senior Vice President, General Counsel and Secretary
April 13, 2020

The proxy materials for the Annual Meeting are available under the Annual Reports and Proxy Materials subsection of the Filings & Reports tab in the Investor Relations section of Oceaneering’s website (www.oceaneering.com)

Oceaneering International, Inc. Announces Format Change for 2020 Annual Meeting of Shareholders
Changed to Virtual Format Due to COVID-19 Pandemic-Related Health Concerns

HOUSTON, April 13, 2020 - Oceaneering International, Inc. (“Oceaneering”) (NYSE:OII) announced today that, in the interest of the health and safety of our shareholders, directors, officers, employees and other meeting participants, and in light of developments regarding the coronavirus (COVID-19) pandemic and recent guidance from the Centers for Disease Control and Prevention, the World Health Organization, and U.S. federal, state and local public health authorities, Oceaneering has changed the format of its 2020 Annual Meeting of Shareholders from a physical in-person meeting at its Houston headquarters to a virtual-only format via an audio webcast.
The previously announced date and time of the meeting (May 8, 2020 at 8:30 a.m., Central Daylight Saving Time) has not changed. The items of business are the same as set forth in the proxy materials previously mailed or made available to shareholders. Shareholders of record as of the close of business on March 20, 2020, the record date for the meeting, can participate in the meeting via the virtual meeting website provided below. Shareholders will need their unique control numbers, in order to be admitted to the meeting as participants. Those without a control number may attend as guests, but they will not have the option to vote or ask questions during the meeting.
For more information, please read our Notice of Change of Location to a Virtual-Only 2020 Annual Meeting of Shareholders under the Annual Reports and Proxy Materials subsection of the Filings & Reports tab in the Investor Relations section of Oceaneering’s website (www.oceaneering.com).
Oceaneering Virtual Annual Shareholders Meeting

Date:	May 8, 2020
Time:	8:30 a.m., Central Daylight Saving Time
Webcast Link:	www.virtualshareholdermeeting.com/OII2020
About Oceaneering
Oceaneering is a global provider of engineered services and products, primarily to the offshore energy industry. Through the use of its applied technology expertise, Oceaneering also serves the defense, entertainment and aerospace industries.